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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) December 10, 2004
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                               Enesco Group, Inc.
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             (Exact name of registrant as specified in its charter)

          Illinois                       0-1349                   04-1864170
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


                  225 Windsor Drive, Itasca,                     IL 60143
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           (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code (630) 875-5300
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 8.01  OTHER EVENTS

On December 10, 2004, Fleet National Bank, as Agent, extended the time period until January 31, 2005 for 1) the Company and Agent to agree on revised financial covenants for the fiscal periods ending December 31, 2004 and thereafter and 2) the Company to provide consolidated cash flow forecasts for the fiscal year ending December 31, 2005. The Company expects that it will become an asset-based borrower under its credit facility in 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      Enesco Group, Inc.
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                                                         (Registrant)



Date December 14, 2004                    By: /s/ Cynthia Passmore-McLaughlin
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                                              Cynthia Passmore-McLaughlin,
                                              President